2Q 2014 Investor Presentation August 2014 Exhibit 99.1

Forward-Looking Statements
2.
This presentation contains “forward-looking statements” which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-
looking statements are based on the Company's current expectations and beliefs concerning future developments and their potential effects on the Company. There can be no assurance that actual developments will be those anticipated by the Company. Actual results may differ materially from those projected as a result of significant risks and uncertainties, including non-receipt of the expected payments, changes in interest rates, effect of the performance of financial markets on investment income and fair values of investments, development of claims and the effect on loss reserves, accuracy in projecting loss reserves, the impact of competition and pricing environments, changes in the demand for the Company's products, the effect of general economic conditions, adverse state and federal legislation, regulations and regulatory investigations into industry practices,  developments relating to existing agreements, heightened competition, changes in pricing  environments, and changes in asset valuations. The Company undertakes no obligation to publicly update any forward-looking statements as a result of events or developments subsequent to the presentation.

3.
Argo Group at a Glance
Exchange / Ticker: NASDAQ / “AGII”
Share Price: $51.31
Market Capitalization: $1.3 billion
Annual Dividend / Yield: $0.72 per share / 1.4%
Gross Written Premium: $1.9 billion
Capital: $2.0 billion
Analyst Coverage: Raymond James (Outperform) – Greg Peters
Sterne Agee (Buy) – Dan Farrell
William Blair (Outperform) – Adam Klauber
Compass Point (Neutral) – Ken Billingsley
Dowling & Partners (Neutral) – Kyle LaBarre
Guggenheim (Neutral) – Bijan Moazami
KBW (Market Perform) – Brett Shirreffs
Macquarie (Neutral) – Amit Kumar
Atlanta Bermuda Boston Brussels Chicago Dallas Denver Dubai Houston Irvine London
Los Angeles Malta New York Paris Peoria Portland Richmond Rio de Janeiro
Rockwood San Antonio San Francisco Sao Paulo Scottsdale Seattle Singapore Zurich
Note: Market information as of August 11, 2014 and annual performance figures as of TTM June 30, 2014.

Leading Specialty Franchise
Global underwriter of specialty insurance &
reinsurance
Strategically located in major insurance centers
U.S., Bermuda and London
Established presence in attractive markets
Leader in U.S. Excess & Surplus Lines
Top Quartile Lloyd’s Syndicate by stamp
Strong core Commercial Specialty franchise
Flexible reinsurance & excess casualty platform
Primary presence in Brazil
Diversified by geography, product & distribution
Broad and strong producer relationships
Retailers, wholesalers and brokers (Lloyd’s, Re)
“A” (excellent) A.M. Best rating
Primary
Insurance
Reinsurance
Property
Casualty
GWP by Business Type
GWP by Business Mix Argo Franchise Overview
4.
~40%
~60%
~10%
~90%

Sustainable competitive advantage
Niche markets
Underwriting expertise
Superior customer service
Product innovation
Profitable organic & strategic growth
Profitable through cycles
Key underwriters/teams
Deals that meet stringent criteria
Deep, tenured management team
Active capital management
Strategy Aligned Toward Shareholder Value
5.
Maximize
Shareholder
value
through
growth in
Book Value
per Share

*Excludes GWP recorded in runoff and corporate & other.
Evolution of Growth and Diversification
2001
• Acquired Colony
and Rockwood
• Founded Trident
(Public Entity)
2005
• Sold Risk
Management
business
2007
• Rebranded Argo Group
• Completed acquisition
in Bermuda
• Formed Argo Re
2008
• Acquired Lloyd’s
Syndicate 1200
2011
• Established  local
presence in Brazil
$622
$788
$903
$1,056
$1,153
$1,182
$1,605
$1,987
$1,530
$1,544
$1,744
$1,888 $1,890
400
800
1,200
1,600
2,000
Total
Risk Management (sold renewal rights in 2005)
International Specialty
Syndicate 1200
Commercial Specialty
Excess & Surplus Lines
16%
30%
32%
22%
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013
’14/2Q
TTM
BVPS $27.60 $30.46 $35.52 $41.05 $39.62 $47.00 $52.55 $50.54 $55.22 $58.96 $62.80
Total Capital (Millions) $717 $860 $992 $1,754 $1,763 $1,975 $1,986 $1,840 $1,915 $1,966 $2,037
6.

7.
Argo Group Business Mix ($1.9B in GWP)
GWP by Segment
Excess &
Surplus Lines
Commercial
Specialty
Syndicate
1200
International
Specialty
30%
16%
32%
GWP by Product
GWP by Geography
United
States
London
Bermuda
22%
15%
Excess &
Surplus Lines
32%
Other
Commercial
Specialty
Property
Public Entity
21%
5%
6%
Marine &
Aerospace
Surety 3%
Alteris
Mining 4%
Emerging Mkts 9%
6%
Emerging Markets 5%
54%
11%
30%
GWP by Business Type
Primary
Insurance
Reinsurance
*Data is based on TTM as of June 30, 2014. Excludes GWP recorded in runoff and corporate & other.

Commercial Specialty						
Excess & Surplus Lines						
Syndicate 1200						
International Specialty						

ARGO GROUP
8

8.
Multi-Channel Distribution Strategy
Retail Broker /
Agent
General
Agency
Wholesale
Broker
Lloyd’s
Market
Reinsurance
Broker
X
X
X
X
X
X
X
X
X
X
X
X
X
X
X
X
X
X
X
X
X
X
X
X
X
X
X
X
X
Rockwood
Argo Insurance
Trident
Surety
Commercial Programs
Alteris
Contract
Transportation
Casualty
E&O
D&O
Environmental
Allied Medical
Specialty Property
Liability
Property
Aviation
Marine
Excess Casualty
Professional Liability
Emerging Markets
Reinsurance

9.
Maximizing Shareholder Value – BVPS Growth
2002
Reported Book Value
Cumulative Dividends
Price/Book
2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2Q ‘14
1.1x
1.1x
1.2x
1.6x
1.7x
1.2x
0.9x
0.8x
0.7x 0.7x
0.6x
0.8x
0.8x
$21.27
$24.75
$27.60
$30.46
$35.52
$41.05
$39.62
$47.00
$52.55
$50.54
$55.22
$58.96
$62.80
$21.27
$24.75
$27.60
$30.46
$35.52
$42.55
$41.12
$48.50
$54.49
$52.92
$58.03
$62.36
$66.52
(2) Price / book calculated at 52-week high and most recent book value per share. Stock price adjusted for PXRE merger for 2006 and prior years.
-
(1) Book value per common share:
1
2
-
-
2003-2006 includes impact of Series A Mandatory Convertible Preferred on an as-if converted basis.  Preferred stock fully converted into common shares as of Dec. 31, 2007
2006 and prior years adjusted for PXRE merger
2008-2011 restated to reflect adoption of ASU 2010-26 (related to accounting for costs associated with acquiring or renewing insurance contracts); 2007 and prior not restated
Adjusted for June 2013 stock dividend
-

10.
Scale 2002 2006 TTM 2Q '14 '02-2Q'14 Factor
Gross Written Premiums $622.1 $1,155.6 $1,891.2
3.0x
Net Written Premiums 484.0 847.0 1,357.2
2.8x
Net Earned Premiums 378.4 813.0 1,333.9
3.5x
Financial Strength 2002 2006 TTM 2Q '14 '02-2Q'14 Factor
Total Assets $2,208.9 $3,721.5 $6,421.2
2.9x
Total Investments 1,181.3 2,514.1 4,047.8
3.4x
Shareholder's Equity 327.7 847.7 1,633.1
5.0x
Total Capital 327.7 992.0 2,036.5
6.2x
Debt / Total Capital 0.0% 14.5% 19.8%
A.M. Best Rating A A A
Substantial Growth and Financial Strength

NEP ($M)
13.5%

NEP ($M)
-5.1%

NEP ($M)
8.0%

NEP ($M)
1.6%

ARGO GROUP

Combined Ratio 93.4% -3.4% 90.0% Combined Ratio 92.1% -5.6% 86.5%
Combined Ratio 101.2% 1.3% 102.5% Combined Ratio 94.4% -8.1% 86.3%
2Q YTD YoY Net Earned Premium & Combined Ratio
Consolidated NEP up 4.8% and Combined Ratio down 6.8% in 2Q YTD 2014 vs. 2Q YTD 2013
Excess & Surplus Lines Commercial Specialty
International Specialty Syndicate 1200
$213.8
$242.7
$100
$150
$200
$250
$300
2Q '13 YTD 2Q '14 YTD
$150.5
$142.8
$50
$100
$150
$200
2Q '13 YTD 2Q '14 YTD
$69.1
$74.6
$25
$50
$75
$100
2Q '13 YTD 2Q '14 YTD
$198.3
$201.5
$50
$100
$150
$200
$250
2Q '13 YTD 2Q '14 YTD
11.

All data in millions except for ratio calculations. TTM = trailing twelve months.
(1) PTOI = Pre-Tax Operating Income. Excludes interest expense.
(2) Data is based on year-to-date as of June 30, 2014.
(3) Data is based on trailing twelve months as of June 30, 2014.
Excess & Surplus Lines Segment (32% of TTM GWP)
88.9% 89.3% 99.6% 97.4% 95.5% 91.9% 93.3% 86.3% 88.1%
About Us
• Leader in U.S. Excess & Surplus Lines
• Strong relationships with national,
local and regional wholesale brokers
• Seasoned U/W expertise is a competitive
advantage
• Target all sizes of non-standard (hard-to-place)
risks, with focus on small/medium accounts
• Underwrites on both admitted & non-admitted
basis and across all business enterprises via
two brands:
GWP by Business Unit (TTM 6/30/14)
Casualty 34%
Transportation 9%
Environmental 5%
Allied Medical 6%
Management Liability 6%
Property 11%
Contract  24%
Errors & Omissions 5%
Gross Written Premium PTOI
(1)
& Combined Ratio
$753.2
$726.5
$684.3
$642.3
$522.6
$478.9
$513.5
$594.2
$606.6
$101.4
$112.7
$98.3
$64.7
$71.0
$74.4
$83.2
$96.3
$51.5
2006 2013 2011 2010 2009 2008 2012 2007 2Q’14 (2) 2013 2011 2010 2009 2008 2006 2012 2007 2Q‘14 (3)
Combined Ratio
PTOI
• Colony Specialty
• Argo Pro
12.

Year of execution
on the newly
restructured
platform
Continued
execution and
combined ratio
improvement
Restructuring initiatives and strategy enhancement has enabled
Argo to become an industry-leading E&S underwriter
E&S Operating Platform Enhancement
13.
97.4%
95.5%
91.9%
88.1%
86.3%
2010 2011 2012 2013 2Q 2014 YTD
Year of
restructuring and
strategy
enhancement
New segment
management
team is formed

$50.4
$61.3
$43.0
$45.8
$36.3
$1.4
($18.9)
$25.2
$2.8

$389.1
$420.7
$510.9
$475.7
$428.1
$428.8
$437.0
$419.1
$416.9

ARGO GROUP

14.
Commercial Specialty Segment (22% of GWP)
About Us
• Business primarily placed through
retail distribution partners
• Argo Insurance – Designs customized
commercial insurance programs for grocers, dry
cleaners, restaurants and other specialty retail
clients
• Trident – 2
nd
largest provider of insurance to
small and midsize U.S. public entities
• Rockwood – 2
nd
largest provider of commercial
insurance to coal mining industry
• Alteris – fee based business where Argo or
others accept the risk
GWP by Business Unit (TTM 6/30/14)
U.S. Retail (Argo Insurance) 18%
Restaurants 5%
Grocery 7%
Dry Cleaners 2%
Other Industries 3%
Public Entity
(Trident) 22%
Surety 12%
Mining
(Rockwood) 19%
Other 4%
Alteris Managed Premium 27%
Transportation 3%
State Workers’ Comp Funds 18%
Self Insured Public Entity 6%
89.4% 88.7% 95.6% 98.1% 108.3% 115.1% 96.5% 102.5% 97.8%
Combined Ratio
PTOI
Gross Written Premium PTOI
(1)
& Combined Ratio
2006 2013 2011 2010 2009 2008 2012 2007 2Q’14 (2) 2013 2011 2010 2009 2008 2006 2012 2007 2Q‘14 (3)
All data in millions except for ratio calculations. TTM = trailing twelve months.
(1)
(2)
(3)
PTOI = Pre-Tax Operating Income. Excludes interest expense.
Data is based on year-to-date as of June 30, 2014.
Data is based on trailing twelve months as of June 30, 2014.

131.7% 115.2%
Syndicate 1200 Segment (30% of GWP)
General Liability 14%
Prof. Indemnity 13%
Int’l Casualty Treaty 3%
Directors & Officers 3%
Other 2%
About Us
• Well-established multi-class
platform at Lloyd’s of London
• Ranks among the largest
Syndicates at Lloyd’s by Stamp
Capacity
• Lloyd’s market ratings:
• ‘A’ (Excellent) by A.M. Best
• ‘A+’ (Strong) by S&P
GWP by Business Unit (TTM 6/30/14)
Property 47%
Liability 35%
Specialty 15%
Aerospace 4%
Property Fac 18%
Personal Accident 12%
N. Am. & Int’l Binders 11%
Other 6%
95.8% 112.3% 96.2% 92.4%
Offshore Energy 6%
Onshore Energy 4%
Cargo 3%
Yachts & Hulls 2%
90.0%
Gross Written Premium PTOI
(1)
& Combined Ratio
All data in millions except for ratio calculations. TTM = trailing twelve months.
(1) PTOI = Pre-Tax Operating Income. Excludes interest expense.
(2) Data is based on year-to-date as of June 30, 2014.
(3) Data is based on trailing twelve months as of June 30, 2014.
$282.9
$706.0
$389.9
$438.5
$533.4
$583.9
$570.0
2013 2011 2010 2009 2008 2012 2Q‘14 (3)
($5.2)
$30.0
($27.7)
($63.8)
$31.8
$40.6
$27.5
2013 2011 2010 2009 2008 2012 2Q’14 (2)
Combined Ratio
PTOI
15.

International Specialty Segment (16% of GWP)
About Us
• Bermuda team underwrites
• Building diversity through international
expansion:
• Established primary operations in Brazil
• Established operations in Euro zone
• Established regional office in Dubai
• Distributes through brokers
GWP by Business Unit (TTM 6/30/14)
Excess Casualty 21%
Professional Liability 13%
Brazil 23%
Marine Cargo 10%
Property & Engineering 3%
Motor 5%
Financial Lines 6%
Reinsurance 43%
Other Assumed Re 3%
Property Risk XS 3%
Property Pro Rata 8%
Property Cat 29%
177.5% 71.7% 52.3% 77.9% 97.1% 95.5% 86.5%
Gross Written Premium PTOI
(1)
& Combined Ratio
All data in millions except for ratio calculations. TTM = trailing twelve months.
(1) PTOI = Pre-Tax Operating Income. Excludes interest expense.
(2) Data is based on year-to-date as of June 30, 2014.
(3) Data is based on trailing twelve months as of June 30, 2014.
$23.6
$50.3
$36.7
($67.7)
$15.7
$14.6 $13.9
Combined Ratio
PTOI
2013 2011 2010 2009 2008 2012 2Q’14 (2)
$126.4
$162.9
$188.9
$198.2
$260.2
$290.6
$296.9
2013 2011 2010 2009 2008 2012 2Q‘14 (3)
16.
• Property cat, short tail per risk and
proportional treaty reinsurance worldwide
• Excess casualty and professional liability for
Fortune 1000 accounts

17.
All data in millions except for per share data and ratio calculations.
(1) Calculated using an assumed tax rate of 20%.
(2) Defined as Losses & LAE / (Earned Premiums less Other Reinsurance-Related Expenses).
(3) Defined as Underwriting, Acquisition and Insurance Expenses / (Earned Premiums less Other Reinsurance-Related Expenses).
2Q 2014 Operating Results
2Q 2014 2Q 2013
Year to Date
2Q 2014
Year to Date
2Q 2013
Gross Written Premiums $520.1 $542.2 $983.2 $980.4
Net Written Premiums 398.3 390.2 675.1 669.2
Earned Premiums 336.1 327.5 661.8 631.7
Losses and Loss Adjustment Expenses 185.1 192.7 367.6 363.2
Other Reinsurance-Related Expenses 0.0 4.7 0.0 9.8
Underwriting, Acquisition and Insurance Expenses 136.8 124.6 265.5 251.3
Underwriting Income $14.2 $5.5 $28.7 $7.4
Net Investment Income 20.6 25.3 43.9 53.2
Fee Expense (Income), net 0.1 (0.2) 1.5 (0.2)
Interest Expense 5.1 5.1 10.1 10.0
Operating Income $29.6 $25.9 $61.0 $50.8
Net Realized Investment Gains and Other 18.5 11.0 29.6 20.5
Foreign Currency Exchange Loss (Gain) 3.4 (5.9) 3.2 (9.0)
Income Before Taxes $44.7 $42.8 $87.4 $80.3
Income Tax Provision 6.1 11.1 8.6 15.9
Net Income $38.6 $31.7 $78.8 $64.4
Operating Income per Common Share (Diluted)
1
$0.89 $0.74 $1.83 $1.45
Net Income per Common Share (Diluted) $1.45 $1.13 $2.94 $2.29
Loss Ratio 55.1% 59.7% 55.6% 62.1%
Expense Ratio 40.7% 38.6% 40.1% 40.4%
Combined Ratio 95.8% 98.3% 95.7% 102.5%
2
3

18.
As of June 30, 2014
17%
• Duration of 2.4 years
• Average rating of ‘A1/A+’
• Book yield of 2.7%*
• Very liquid
• Conservatively managed
Portfolio Characteristics
*Book yield is pre-tax & includes all fixed maturities
18.
Equity Investments by Sector
10% Health Care
Energy 24%
7% Financials
5% Industrials
9% Technology
8% Funds
4% Materials
7% Discretionary
Consumer
Staples 24%
Total:
$0.5b
Fixed Maturities by Type
10% Short Term
Corporate
41%.
15% Gov.
17% Structured
State/Muni
17%.
Total:
$3.1b*
*$2.8 billion in fixed maturities, $0.3 billion in short term
2% Utilities & Telecom
Asset Allocation
8% Other
Fixed 70%
Maturities.
10% Short Term
13% Equities
Total:
$4.0b
Cash & cash equivalents not included above
Conservative Investment Strategy

19.
YTD 2010-2Q '14
2010 2011 2012 2013 2Q 2014 YTD Total
Total Shares Outstanding 31,206,796 31,285,469 31,384,271 34,066,889 34,239,266
Less: Treasury Shares 3,363,560    4,971,305    6,459,613    7,558,345    8,233,645
  Net Shares 27,843,236 26,314,164 24,924,658 26,508,544 26,005,621
Shares Repurchased 3,217,561    1,607,745    1,488,308    1,098,732    675,300       8,087,646
  As % of Beg. Net Shares 10% 6% 6% 4% 3% 26%
Avg. Repurchase Price per Share $33.05 $30.69 $29.89 $41.02 $46.45 $34.20
Total Repurchased ($m) $106.3 $49.3 $44.5 $45.1 $31.4 $276.6
Dividends per Share $0.48 $0.48 $0.48 $0.60 $0.33 $2.37
Dividend Payments ($m) $15.3 $14.2 $13.4 $16.1 $8.6 $67.7
Repurchases + Dividends ($m) $121.7 $63.6 $57.9 $61.1 $40.0 $344.3
Note: Not adjusted for June 2013 stock dividend.
Active Capital Management
Through share repurchases and dividends, we have returned over $340 million of capital and repurchased 26% of shares outstanding from 2010 through 2Q 2014

20.
Stock Price Performance – Last 2 Years
(20.0%)
+0.0%
+20.0%
+40.0%
+60.0%
+80.0%
+100.0%
Aug -12 Oct-12 Dec-12 Feb -13 Apr-13 Jun -13 Aug -13 Oct-13 Dec-13 Feb-14 Apr -14 Jun -14 Aug -14
Argo Group Peer Group S&P 500
+38%
+81%
+38%
Source: SNL Financial (as of 8/11/14).
Note: Peer Group consists of: Allied World, American Financial, Arch Capital, Aspen, AXIS Capital, Endurance, Global Indemnity, HCC, Markel,
Navigators, OneBeacon, RLI Corp, Selective Group, W.R. Berkley.

21.
Price/Book Jan-00 Aug-14
Argo 0.70x 0.82x
Peer Avg. 1.17x 1.13x
Difference 0.47x 0.31x
0.82x
1.13x
0.31x
Difference
Source:  SNL Financial (as of 8/11/14).
Note:  Price to book is average price/book across all peer companies based on latest reported book value as of 2/26/14.  Peer Group consists of:
Allied World, American Financial, Arch Capital, Aspen, AXIS Capital, Endurance, Global Indemnity, HCC, Markel, Navigators, OneBeacon, RLI Corp,
Selective Group, W.R. Berkley.
Compelling Valuation vs. Peer Group
-
0.2x
0.4x
0.6x
0.8x
1.0x
1.2x
1.4x
1.6x
1.8x
2.0x
Jan-00 Jan-02 Jan-04 Jan-06 Jan-08 Jan-10 Jan-12 Jan-14
Argo Peer Group

22.
Well Positioned for Value Creation in 2014 and Beyond
• Compelling investment case
• Stock trading at a discount to book value and below peers
• Upside potential as past and ongoing efforts continue
• Significant changes to premium composition completed
• Results of re-underwriting and efficiency efforts are emerging in financials
• Modest pricing increases expected to favorably impact growth and loss ratios
• Continue to employ and attract some of the best talent in the industry
• Brazil has traction and is beginning to scale
• Incremental yield improvements can have a favorable impact on ROE
• Moderate financial leverage
• Strong balance sheet with adequate reserves and excellent asset quality
We believe that Argo Group has potential to generate substantial value for new and existing investors